UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: May 13, 2003
                       ----------------------------------
                          (Date of earliest reported)

                                    000-29743
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                            (Commission file number)

                         HOME SERVICES INTERNATIONAL INC
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        (Exact name of small business issuer as specified in its charter)

          Nevada                                                88-0409143
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 (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                           Identification No.)

      7373 E. DOUBLE TREE RANCH ROAD, SUITE 200, SCOTTSDALE, ARIZONA 85258
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               (Address of principal executive offices) (Zip Code)

                                  866-864-6638
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                           (Issuer's telephone number)


Item 1. CHANGES IN CONTROL OF REGISTRANT

          N/A

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

          N/A

Item 3. BANKRUPTCY OR RECEIVERSHIP

         N/A

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          N/A

Item 5. OTHER EVENTS

     On May 13, 2003, the registrant entered into an agreement with WHY USA FINANCIAL GROUP, INC. ("WHY USA") whereby the registrant is to exchange one
     (1) share of its Series A Convertible Preferred Stock for each 39 shares of WHY USA common stock. The transaction is contingent upon the registrant meeting certain conditions described below. Effectively the registrant will acquire 100% of the voting shares of WHY USA and WHY USA will become a


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     wholly  owned  subsidiary  of the  registrant.  The  registrant's  Series A preferred stock has identical voting rights to that of the registrant's common stock. Upon completion of the transaction, the former shareholders of WHY USA will have voting control of the registrant.

     WHY USA has 80 franchise real estate offices in 18 states, which generate 4,000 real estate transaction sides per year through its brokers and agents. In addition, through its mortgage operations generates in excess of $250,000,000 in mortgages annually. WHY USA is engaged in the business of providing real estate and mortgage financial services primarily for transactions involving sales, purchases or financing of residential properties. WHY USA derives its revenues primarily from mortgage origination fees from mortgage lending and franchise sales and royalty fees from the real estate franchising operations of the Company.

     The transaction is subject to several conditions being met by both parties. The most significant of those conditions require the registrant to have received $50,000,000 in funding from a proposed offering of its preferred shares or have received a binding commitment for such funding that is satisfactory to WHY USA. Other conditions include; certain outstanding liabilities of the registrant are to be satisfied and WHY USA nominees are to have a majority representation of the registrant's board of directors.

     The registrant believes that there are unique synergies with WHY USA in its plan of operations to create a national network to provide a broad range of services and financing to its home buying customers.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          N/A

Item 8. CHANGE IN FISCAL YEAR

          N/A

Item 9. REGULATION FD DISCLOSURE

          N/A


Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Home Services International, Inc.
                                                 By: /s/ Jay Budd
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                                                          Jay Budd

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